UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective January 30, 2017, Meridian Waste Solutions, Inc, (the “Company”) and Goldman, Sachs & Co. (“GS”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to that certain Amended and Restated Warrant Cancellation Agreement between the Company and GS (the “Warrant Cancellation Agreement”). Pursuant to the Registration Rights Agreement, GS was granted certain registration rights with respect to 421,326 shares of the Companyís common stock issued to GS pursuant to the Warrant Cancellation Agreement, upon the closing on January 30, 2017 of a Qualified Offering as defined in the Warrant Cancellation Agreement, provided that such registration rights will not be exercisable and will not permit the filing of any registration statement during the lock-up period to which GS is subject.

Pursuant to the Warrant Cancellation Agreement, GS entered into a lock-up agreement, prohibiting the offer for sale, issue, sale, contract for sale, pledge or other disposition of any of the Company’s common stock or securities convertible into common stock for a period of 180 days after the date of the filing of the Company’s prospectus in connection with the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) on September 9, 2016, as amended, and no registration statement for any of the Company’s common stock owned by GS can be filed during such lock-up period (the “Lock-up Period”).

Pursuant to the Registration Rights Agreement, GS received the following rights: (i) demand registration rights, providing that the holder may demand that the Company file registration statements, including a shelf registration statement (if the Company is eligible at such time to utilize a shelf registration for such shares) at any time; (ii) piggyback registration rights, providing that the holder be given notice of a proposed registration of Equity Securities in connection with an underwritten public offering of such Equity Securities and upon request of holder, the Company shall cause such shares to be registered; (iii) preemptive rights to participate pro rata in raises of senior capital (including Equity Securities, indebtedness, debt securities other than shares of Common Stock (or Equity Securities convertible or exercisable or exchangeable (directly or indirectly) for Common Stock) or first lien indebtedness for borrowed money; (iv) information rights and the right to appoint a non-voting observer to the Company's Board of Directors; and (v) indemnification rights; provided, however, that such rights will not be exercisable during the Lock-up Period.

The above description of the Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amended and Restated Warrant Cancellation and Stock Issuance Agreement (incorporated by reference to Exhibit 4.25 to the Meridian Waste Solutions, Inc. Amendment No. 5 to the Registration Statement on Form S-1 filed with the SEC on January 11, 2017)

10.2	Registration Rights Agreement dated as of January 30, 2017, entered into by and between Meridian Waste Solutions, Inc., and Goldman, Sachs & Co.*

 *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: February 3, 2017	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer